Exhibit 99.1

CECO Environmental Reports Fourth Quarter and Full Year 2021 Results;

Delivered Continued Quarterly Bookings Growth and Sequential Increases in Revenue and Margins

DALLAS (March 14, 2022) -- CECO Environmental Corp. (Nasdaq: CECE), a leading environmentally focused, diversified industrial company whose solutions protect people, the environment, and industrial equipment, today reported its financial results for the fourth quarter and full year results of 2021.

Highlights of the Fourth Quarter 2021*

•
Revenue of $93.6 million, compared with $82.9 million
•
Gross profit of $28.5 million (30.5% margin), compared with $26.2 million (31.6% margin)
•
Operating income of $5.3 million, compared with $3.7 million
•
Non-GAAP operating income of $7.7 million, compared with $8.8 million
•
Net income of $1.2 million, compared with $1.8 million
•
Non-GAAP net income of $3.4 million, compared with $5.6 million
•
Adjusted EBITDA of $9.1 million, compared with $9.9 million
•
Bookings of $90.6 million, compared with $77.2 million
•
Backlog of $213.9 million, compared with $183.1 million
•
Net income per diluted share of $0.03, compared with $0.05
•
Non-GAAP earnings per diluted share of $0.10, compared with $0.16
•
Bank Debt of $65.5 million, compared with $74.0 million
•
Repurchased approximately 177,000 shares of common stock at cost of $1.3 million

Highlights of Full Year 2021*

•
Revenue of $324.1 million, compared with $316.0 million
•
Gross profit of $100.9 million (31.1% margin), compared with $105.1 million (33.3% margin)
•
Operating income of $9.9 million, compared with operating income of $13.3 million
•
Non-GAAP operating income of $19.1 million, compared with $28.2 million
•
Net income of $1.4 million, compared with $8.2 million
•
Non-GAAP net income of $9.8 million, compared with $19.5 million
•
Adjusted EBITDA of $25.0 million, compared with $32.8 million
•
Bookings of $360.8 million, compared with $279.6 million
•
Net income per diluted share of $0.04, compared with $0.23
•
Non-GAAP earnings per diluted share of $0.28, compared with $0.55
•
Repurchased approximately 699,000 shares of common stock at cost of $5.0 million

*All comparisons are versus the comparable prior year period, unless otherwise stated

“Our continued orders growth in the fourth quarter capped a year in which we grew overall bookings 29 percent and put CECO in position for solid growth in 2022,” said Todd Gleason, Chief Executive Officer. “As we expected, CECO delivered sequential growth in revenue and margins in the fourth quarter, despite unprecedented inflation, labor and material shortages. We also completed the purchase of all of the shares authorized by our previously announced share repurchase program and continued to reduce net debt levels.”

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Exhibit 99.1

Mr. Gleason concluded, “We expect to continue to reshape our portfolio to expand our leadership positions in industrial air, industrial water and to support the energy transition. Already in 2022, we completed the acquisition of GRC which grows our short-cycle industrial sales and expands our presence in the water infrastructure and flow management markets. We expect to deliver solid organic sales growth and double-digit EBITDA growth in 2022, which will be enhanced by strategic, accretive acquisitions."

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Exhibit 99.1

CONFERENCE CALL

A conference call is scheduled for today at 8:30 a.m. ET to discuss the fourth quarter and full year 2021 financial results. The conference call may be accessed via webcast by going to the Company's website at http://www.cecoenviro.com/events-calendar or by dialing (888) 346-4547 (Toll-Free) within the U.S., (855) 669-9657 (Toll-Free) within Canada or Toll/International +1(412) 317-5251.

A replay of the conference call will be available on the Company's website at http://www.cecoenviro.com for seven days. The replay may be accessed by dialing (877) 344-7529 (Toll-Free) within the U.S., (855) 669-9658 (Toll-Free) within Canada, or Toll/International +1 (412) 317-0088 and entering access code 2120412.

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Exhibit 99.1

ABOUT CECO ENVIRONMENTAL

CECO Environmental is a global leader in industrial air quality and water treatment, serving a diversified set of niche markets through an attractive asset-light business model. Providing innovative technology and application expertise, CECO helps companies grow their business with safe, clean, and more efficient solutions that help protect our shared environment. In regions around the world, CECO works to improve air quality, optimize the energy value chain, and provide custom engineered systems for applications including power generation, petrochemical processing, general industrial, refining, midstream oil & gas, electric vehicle production, poly silicon fabrication, battery recycling, and wastewater treatment along with a wide range of other applications. CECO is listed on Nasdaq under the ticker symbol "CECE". For more information, please visit www.cecoenviro.com.

Contact:

Matthew Eckl, Chief Financial Officer

(888) 990-6670

investor.relations@onececo.com

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$29,902	$35,992
Restricted cash	2,093	1,819
Accounts receivable, net	74,991	63,046
Costs and estimated earnings in excess of billings on uncompleted contracts	51,429	45,498
Inventories, net	17,052	17,343
Prepaid expenses and other current assets	10,760	11,530
Prepaid income taxes	2,784	7,790
Assets held for sale	—	467
Total current assets	189,011	183,485
Property, plant and equipment, net	15,948	16,228
Right-of-use assets from operating leases	10,893	11,376
Goodwill	161,183	161,820
Intangible assets – finite life, net	25,841	29,637
Intangible assets – indefinite life	9,629	12,937
Deferred income taxes	505	—
Deferred charges and other assets	3,187	3,831
Total assets	$416,197	$419,314
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of debt	$2,203	$3,125
Accounts payable and accrued expenses	84,081	84,997
Billings in excess of costs and estimated earnings on uncompleted contracts	28,908	20,691
Income taxes payable	1,493	543
Total current liabilities	116,685	109,356
Other liabilities	14,826	20,576
Debt, less current portion	61,577	69,491
Deferred income tax liability, net	8,390	6,970
Operating lease liabilities	8,762	9,310
Total liabilities	210,240	215,703
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $.01 par value; 10,000 shares authorized, none issued	—	—
Common stock, $.01 par value; 100,000,000 shares authorized, 35,028,197 and 35,504,757 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	350	355
Capital in excess of par value	252,989	255,296
Accumulated loss	(36,715)	(38,141)
Accumulated other comprehensive loss	(12,070)	(14,496)
	204,554	203,014
Less treasury stock, at cost, zero and 137,920 shares at December 31, 2021 and December 31, 2020, respectively	—	(356)
Total CECO shareholders' equity	204,554	202,658
Non-controlling interest	1,403	953
Total shareholders' equity	205,957	203,611
Total liabilities and shareholders' equity	$416,197	$419,314

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

	Three Months Ended December 31,		For the Year Ended December 31,
(dollars in thousands, except per share data)	2021	2020	2021	2020
Net sales	$93,589	$82,930	$324,140	$316,011
Cost of sales	65,054	56,707	223,218	210,883
Gross profit	28,535	26,223	100,922	105,128
Selling and administrative expenses	20,903	17,561	81,797	76,926
Amortization and earnout expenses	1,940	3,253	7,789	8,799
Restructuring expenses (income)	(23)	578	632	2,331
Acquisition and integration expenses	461	287	818	1,354
Executive transition expenses	—	—	29	1,522
Intangible asset impairment	—	850	—	850
Income from operations	5,254	3,694	9,857	13,346
Other income (expense), net	(1,076)	976	(2,231)	2,033
Interest expense	(800)	(795)	(2,952)	(3,535)
Income before income taxes	3,378	3,875	4,674	11,844
Income tax expense	1,878	2,123	2,691	3,672
Net income	1,500	1,752	1,983	8,172
Non-controlling interest	(298)	28	(557)	39
Net income attributable to CECO Environmental Corp.	$1,202	$1,780	$1,426	$8,211
Income per share:
Basic	$0.03	$0.05	$0.04	$0.23
Diluted	$0.03	$0.05	$0.04	$0.23
Weighted average number of common shares outstanding:
Basic	35,399,724	35,366,837	35,345,785	35,289,616
Diluted	35,537,136	35,655,014	35,594,779	35,520,670

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	Three Months Ended December 31,		For the Year Ended December 31,
(dollars in millions)	2021	2020	2021	2020
Operating income as reported in accordance with GAAP	$5.3	$3.7	$9.9	$13.3
Operating margin in accordance with GAAP	5.7%	4.5%	3.1%	4.2%
Amortization and earnout expenses	1.9	3.3	7.8	8.8
Restructuring expenses	—	0.6	0.6	2.3
Acquisition and integration expenses	0.5	0.3	0.8	1.4
Executive transition expenses	—	—	—	1.5
Intangible asset impairment	—	0.9	—	0.9
Non-GAAP operating income	$7.7	$8.8	$19.1	$28.2
Non-GAAP operating margin	8.2%	10.6%	5.9%	8.9%

	Three Months Ended December 31,		For the Year Ended December 31,
(dollars in millions)	2021	2020	2021	2020
Net income as reported in accordance with GAAP	$1.2	$1.8	$1.4	$8.2
Amortization and earnout expenses	1.9	3.3	7.8	8.8
Restructuring expenses	—	0.6	0.6	2.3
Acquisition and integration expenses	0.5	0.3	0.8	1.4
Executive transition expenses	—	—	—	1.5
Intangible asset impairment	—	0.9	—	0.9
Foreign currency remeasurement	0.5	—	2.0	0.3
Tax benefit expense of adjustments	(0.7)	(1.3)	(2.8)	(3.9)
Non-GAAP net income	$3.4	$5.6	$9.8	$19.5
Depreciation	0.8	0.6	3.2	2.5
Non-cash stock compensation	0.9	0.5	3.3	2.0
Other (income) expense	0.6	(1.0)	0.2	(2.3)
Interest expense	0.8	0.8	3.0	3.5
Income tax expense	2.6	3.4	5.5	7.6
Adjusted EBITDA	$9.1	$9.9	$25.0	$32.8

Earnings per share:
Basic	$0.03	$0.05	$0.04	$0.23
Diluted	$0.03	$0.05	$0.04	$0.23

Non-GAAP net income per share:
Basic	$0.10	$0.16	$0.28	$0.55
Diluted	$0.10	$0.16	$0.28	$0.55

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Exhibit 99.1

NOTE REGARDING NON-GAAP FINANCIAL MEASURES

CECO is providing certain non-GAAP historical financial measures as presented above as the Company believes that these figures are helpful in allowing individuals to better assess the ongoing nature of CECO’s core operations. A "non-GAAP financial measure" is a numerical measure of a company's historical financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per diluted share and adjusted EBITDA, as we present them in the financial data included in this press release, have been adjusted to exclude the effects of amortization expenses for acquisition related intangible assets, contingent retention and earnout expenses, restructuring expenses primarily relating to severance and legal expenses, acquisition and integration expenses which include retention, legal, accounting, banking, and other expenses, executive transition expenses, foreign currency remeasurement and other nonrecurring or infrequent items and the associated tax benefit of these items. Management believes that these items are not necessarily indicative of the Company’s ongoing operations and their exclusion provides individuals with additional information to compare the Company's results over multiple periods. Management utilizes this information to evaluate its ongoing financial performance. Our financial statements may continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of CECO’s results as reported under GAAP. Additionally, CECO cautions investors that non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA stated in the tables above are reconciled to the most directly comparable GAAP financial measures.

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Exhibit 99.1

SAFE HARBOR

Any statements contained in this Press Release, other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. We use words such as “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “plan,” “should” and similar expressions to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Potential risks and uncertainties, among others, that could cause actual results to differ materially are discussed under “Part I – Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and include, but are not limited to: the sensitivity of our business to economic and financial market conditions generally and economic conditions in CECO’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for revenue; the effect of growth on CECO’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation as a result of on-going or worsening supply chain challenges; liabilities arising from faulty services or products that could result in significant professional or product liability, warranty, or other claims; changes in or developments with respect to any litigation or investigation; failure to meet timely completion or performance standards that could result in higher cost and reduced profits or, in some cases, losses on projects; the potential for fluctuations in prices for manufactured components and raw materials, including as a result of tariffs and surcharges; the substantial amount of debt incurred in connection with our strategic transactions and our ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; our ability to repurchase shares of our common stock and the amounts and timing of repurchases, if any; economic and political conditions generally; our ability to successfully realize the expected benefits of our restructuring program; our ability to successfully integrate acquired businesses and realize the synergies from strategic transactions; and unpredictability and severity of catastrophic events, including cyber security threats, acts of terrorism or outbreak of war or hostilities or public health crises, such as uncertainties regarding the extent and duration of impacts of matters associated with the novel coronavirus (“COVID-19”), as well as management’s response to any of the aforementioned factors. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

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